November 21, 2006


                                BLACK PEARL FUNDS

                                BLACK PEARL FOCUS
                             BLACK PEARL LONG SHORT


                  SUPPLEMENT TO PROSPECTUS DATED APRIL 28, 2006

     Effective immediately, the Black Pearl Long Short Fund (the "Fund") has terminated the public offering of its shares. Shares of the Fund are no longer available for purchase. It is anticipated that all shares of the Fund will be redeemed and that the Fund will discontinue operations at the close of business on or about December 5, 2006.